UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 2002


                         CHADMOORE WIRELESS GROUP, INC.
             (Exact name of registrant as specified in its charter)


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           Colorado                      0-20999                84-1058165
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(State or other jurisdiction of  (Commission File Number) (IRS Employer
        incorporation)                                       Identification No.)

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                          2875 E. Patrick Lane, Suite G
                             Las Vegas, Nevada 89120
               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (702) 740-5633

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Item 5.  Other Events.

On April 9, 2002, Chadmoore Wireless Group, Inc. (the "Company") issued a press release announcing that it is continuing with its analysis of appropriate reserve amounts required under Colorado law for all claims and liabilities against the Company. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

             (c)   Exhibits.

Exhibit No.           Description
-----------           -----------

99.1                  Press release of Chadmoore Wireless Group, Inc. dated
                      April 9, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHADMOORE WIRELESS GROUP, INC.


Date:  April 10, 2002                  By: /s/ Robert W. Moore
                                          --------------------
                                          Robert W. Moore
                                          President and Chief Executive Officer
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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.           Description
-----------           -----------

99.1                  Press release of Chadmoore Wireless Group, Inc. dated
                      April 9, 2002.